EXHIBIT 32.1

                                  CERTIFICATION
      PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Yukon Gold Corporation, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-QSB for the quarter ended July 31, 2005 (the Form 10-QSB) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 13, 2005

                                          /s/ W. Warren Holmes
                                          --------------------------------------
                                          W. Warren Holmes, CEO
                                         (Chief Executive Officer of Yukon Gold
                                          Corporation, Inc.)


Dated: September 13, 2005

                                          /s/ Rene Galipeau
                                          --------------------------------------
                                          Rene Galipeau, Chief Financial Officer
                                         (Chief Financial Officer of Yukon Gold
                                          Corporation, Inc.)

A signed original of this written statement required by Section 906 has been provided to Yukon Gold Corporation, Inc. and will be retained by Yukon Gold Corporation, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.